                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as Permitted By Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        PROVIDIAN FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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                                       1

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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                                       2

Providian Financial Corporation
201 Mission Street
San Francisco, CA 94105

(415) 543-0404
                                       [PROVIDIAN FINANCIAL CORPORATION LOGO]

March 30, 2000

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Providian Financial Corporation to be held at 10:30 a.m., Pacific time, on Wednesday, May 10, 2000, in the Phyllis Wattis Theater, San Francisco Museum of Modern Art, 151 Third Street, San Francisco, California. Your Board of Directors and management look forward to your attending either in person or by proxy.

  This year you are being asked to consider and vote on the election of three directors, the approval of the combination of the Company's 1997 Stock Option Plan and Stock Ownership Plan as the Amended and Restated 2000 Stock Incentive Plan, the approval of the material terms of the Company's Amended and Restated 2000 Management Incentive Plan, and the ratification of the appointment of the Company's independent auditors. These matters are discussed in greater detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

  Your Board of Directors unanimously believes that the four items proposed by the Board are in the best interests of the Company and its stockholders and, accordingly, recommends a vote FOR each of the proposals.

  Regardless of the number of shares you own or whether you plan to attend, it is important that your shares are represented and voted at the meeting. You are requested to sign, date and mail the enclosed proxy card promptly, or you may vote through the Internet or by telephone in accordance with the instructions included in the accompanying materials. You may also vote in person if you attend the meeting.

  If you have any questions or comments about matters discussed in the Proxy Statement, we'd be happy to hear from you. Please call our Investor Relations Department at (415) 278-6170.

Sincerely,

[/s/ Shailesh J. Mehta]
Shailesh J. Mehta
Chairman, President and Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Holders of Common Stock
of Providian Financial Corporation:

  The Annual Meeting of Stockholders of Providian Financial Corporation (the "Company") will be held at 10:30 a.m., Pacific time, on Wednesday, May 10, 2000, in the Phyllis Wattis Theater, San Francisco Museum of Modern Art, 151 Third Street, San Francisco, California, for the following purposes:

  (1) To elect three directors to serve until the 2003 Annual Meeting of Stockholders or until their earlier retirement, resignation or removal;

  (2) To approve the combination of the Company's 1997 Stock Option Plan and Stock Ownership Plan as the Amended and Restated 2000 Stock Incentive Plan;

  (3) To approve the material terms of the Company's Amended and Restated 2000 Management Incentive Plan;

  (4) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2000; and

  (5) To transact such other business as may properly come before the meeting.

  The Board of Directors has fixed the close of business on March 13, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. The Proxy Statement and form of proxy for the Annual Meeting are first being mailed to stockholders with and on the date of this notice.

  A list of stockholders entitled to vote at the Annual Meeting will be available for inspection for a period of ten days prior to the meeting at the Company's offices located at 201 Mission Street, San Francisco, California.

  Your vote is important. This year, record holders of Providian Financial shares will be able to vote their shares through the Internet or by using a toll-free telephone number. Instructions for using these services can be found on the enclosed proxy card. You may, of course, continue to vote your shares by signing and dating the proxy card and sending it in by mail.

  The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999 is enclosed. The Annual Report contains financial and other information about the activities of the Company, but it is not to be deemed a part of the proxy soliciting materials.

By Order of the Board of Directors
Ellen Richey
Vice Chairman, General Counsel and Secretary
Providian Financial Corporation

San Francisco, California
March 30, 2000

                        PROVIDIAN FINANCIAL CORPORATION
                              201 MISSION STREET
                        SAN FRANCISCO, CALIFORNIA 94105

                                PROXY STATEMENT

Why did you send me this Proxy Statement?

  We, the Board of Directors of Providian Financial Corporation (the "Company"), are sending you this Proxy Statement and the enclosed proxy card because we are soliciting proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at 10:30 a.m., Pacific time, on Wednesday, May 10, 2000, in the Phyllis Wattis Theater, San Francisco Museum of Modern Art, 151 Third Street, San Francisco, California.

  The Company is first sending this Proxy Statement and accompanying proxy card to stockholders on or about March 30, 2000.

What is the purpose of the Annual Meeting?

  At the Annual Meeting, stockholders will act on the matters outlined in the accompanying Notice of Annual Meeting of Stockholders, including the election of directors, approval of the combination of the Company's 1997 Stock Option Plan and Stock Ownership Plan as the Amended and Restated 2000 Stock Incentive Plan, approval of the material terms of the Amended and Restated 2000 Management Incentive Plan, and ratification of the appointment of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during 1999 and respond to questions from stockholders.

Who can vote?

  All holders of the Company's common stock (the "Common Stock") of record at the close of business on March 13, 2000 (the "Record Date") are entitled to vote. On the Record Date, there were 142,432,920 shares of Common Stock outstanding. For each share of Common Stock held on the Record Date, a stockholder is entitled to one vote on each matter to be voted on at the Annual Meeting.

How do I vote?

  If you hold Common Stock through a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from them on how to vote. It is important that you follow those instructions in order to have your shares voted.

  If you hold Common Stock in your own name as a holder of record through the Company's transfer agent, First Chicago Trust Company of New York, you have the option of voting by proxy or voting in person at the Annual Meeting. If you vote by proxy, you may do so by signing and returning the enclosed proxy card or following the directions on the proxy card for Internet or telephone voting.

  If you vote by proxy, the proxy holders named on the proxy card will vote your shares as you designate. If you do not give specific voting instructions to the proxy holders, your shares will be voted in favor of Items 1 through 4 on the proxy card, and if any other matters are properly submitted to a vote at the Annual Meeting, your shares will be voted at the discretion of the proxy holders.

  If you vote by proxy, you may revoke your proxy at any time before the final tallying of votes. You may revoke your proxy by delivering a written notice of revocation to the Secretary of the Company, by submitting a later-dated proxy at any time before the voting, or by voting in person at the Annual Meeting.

Can I vote through the Internet or by telephone?

  Instead of submitting your proxy vote on the paper proxy card, you can vote through the Internet or by telephone. See "Internet and Telephone Voting" on page 21 of this Proxy Statement for additional information. There are separate Internet and telephone voting arrangements depending on whether your shares are registered in your own name or held in "street name" through a broker, bank or other nominee.

How are votes counted?

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether or not a quorum is present. The Annual Meeting will be held if a majority of the outstanding shares of Common Stock entitled to vote are represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your shares of Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters presented at the meeting.

  If you hold your Common Stock in "street name" through a broker, generally the broker may vote only the Common Stock it holds for you in accordance with your instructions. However, if the broker has not received your instructions, the broker may vote on matters which the New York Stock Exchange determines to be routine. If a broker cannot vote on a particular matter because it is not routine, this will result in a "broker nonvote" on that matter. Shares that are the subject of broker nonvotes will count for quorum purposes.

What vote is required to approve the proposals?

  Item 1 on the proxy card requests your vote for the three directors who are up for re-election this year. You may cast or withhold your vote for each of the nominees. Directors are elected by a plurality of votes cast. This means that the three director nominees who receive the most votes will be elected. As a result, if you withhold your authority to vote for any nominee, your vote will not count for or against the nominee.

  Items 2, 3 and 4 will be approved if the holders of a majority of the shares present in person or represented by proxy and entitled to vote on such matters vote in favor of such matters. Abstentions have the same effect as a vote against such matters. Shares that are the subject of broker nonvotes will not be considered as present and entitled to vote on such matters, and as a result will have no effect on the outcome of these proposals.

What are the Board's recommendations on the proposals?

  The Board recommends a vote FOR each of the nominees for director, a vote FOR approval of the combination of the Company's 1997 Stock Option Plan and Stock Ownership Plan as the Amended and Restated 2000 Stock Incentive Plan, a vote FOR approval of the material terms of the Company's Amended and Restated 2000 Management Incentive Plan, and a vote FOR ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2000.

  With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Who is paying for this solicitation?

  The Company will pay the cost of this proxy solicitation. Employees of the Company may solicit proxies by mail, telephone, facsimile or directly in person. Company employees do not receive additional compensation for soliciting proxies. The Company has retained Corporate Investor Communications, Inc. to help solicit proxies on behalf of the Company for a fee of $6,000 plus reasonable out-of-pocket costs and expenses. The Company will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

  The Company knows of no entity or person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock.

Security Ownership of Management

  The number of shares of Common Stock beneficially owned by each director and nominee and each executive officer named in the Summary Compensation Table in this Proxy Statement, and by all directors, nominees and executive officers as a group, as of March 13, 2000, is shown in the following table. For purposes of this disclosure, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) through May 12, 2000. Subject to applicable community property laws and shared voting or investment power with a spouse, each individual has sole investment and voting power with respect to the shares set forth in the table that follows unless otherwise noted.

                                                                   Percent of
Name of Director, Nominee or            Amount and Nature of      Common Stock
Executive Officer                   Beneficial Ownership(1)(2)(3)    Owned
----------------------------        ----------------------------- ------------
Shailesh J. Mehta..................           2,917,952(4)            2.05%
Christina L. Darwall...............              13,345(5)               *
James V. Elliott...................              69,092(6)               *
Lyle Everingham....................              38,022(7)               *
J. David Grissom...................             153,609(8)               *
F. Warren McFarlan.................              31,804(9)               *
Ruth M. Owades.....................              17,871(10)              *
Larry D. Thompson..................              31,613                  *
John L. Weinberg...................             103,925                  *
David Alvarez......................             272,087                  *
Seth A. Barad......................             273,281                  *
David J. Petrini...................             204,504                  *
Ellen Richey.......................             144,405                  *
All directors, nominees and
 executive officers as a group
 (15 persons)......................           4,427,266               3.11%

--------
 *   Less than 1%.
(1) Includes the following restricted shares granted under the Company's Stock Ownership Plan: Mr. Mehta, 253,219 shares; Ms. Darwall, 481 shares; Mr. Elliott, 5,404 shares; Mr. Everingham, 1,569 shares;
      Mr. Grissom, 1,586 shares; Dr. McFarlan, 1,612 shares; Ms. Owades, 481 shares; Mr. Thompson, 1,612 shares; Mr. Weinberg, 1,569 shares; Mr. Alvarez, 35,706 shares; Mr. Barad, 42,717 shares; Mr. Petrini, 13,123 shares; and Ms. Richey, 21,178 shares.
(2) Includes the following shares subject to options granted under the Company's 1997 Stock Option Plan which are now exercisable or are exercisable through May 12, 2000: Mr. Mehta, 2,423,175 shares;
      Ms. Darwall, 8,750 shares; Mr. Elliott, 38,334 shares; Mr. Everingham, 18,750 shares; Mr. Grissom, 18,750 shares; Dr. McFarlan, 18,750 shares; Ms. Owades, 11,250 shares; Mr. Thompson, 18,750 shares; Mr. Weinberg, 18,750 shares; Mr. Alvarez, 214,784 shares; Mr. Barad, 214,754 shares; Mr. Petrini, 181,782 shares; and Ms. Richey, 106,411 shares.
(3) Includes the following shares held in an account under the Company's 401(k) Plan as of December 31, 1999 (the latest Plan statement date), over which limited investment power is held: Mr. Mehta, 1,993 shares;
      Mr. Elliott, 102 shares; Mr. Alvarez, 2,658 shares; Mr. Barad, 1,371 shares; Mr. Petrini, 1,870 shares; and Ms. Richey, 1,525 shares.
                                             (footnotes continued on next page)

 (4) Includes 492,784 shares held in trust, as to which Mr. Mehta shares voting and investment power.
 (5) Includes 300 shares held in trust, as to which Ms. Darwall shares voting and investment power.
 (6)   Includes 1,498 shares held in an individual retirement account.
 (7)   Includes 9,981 shares held in trust.
 (8) Includes 6,750 shares owned by Mr. Grissom's spouse, as to which Mr. Grissom disclaims beneficial ownership.
 (9) Includes 900 shares owned by Dr. McFarlan's spouse, as to which Dr. McFarlan disclaims beneficial ownership.
(10) Includes 1,500 shares held in the name of Ms. Owades' spouse, as to which Ms. Owades shares voting and investment power.

  The Company's Human Resources Committee has established stock ownership guidelines for the Company's directors and senior managers. The guidelines set certain stock ownership levels for directors and senior managers to further align their interests with stockholders. The stock ownership levels provided by the guidelines are five times annual retainer for non-employee directors; two, three or five times base salary for senior managers, depending on the office held; and ten times base salary for the Chief Executive Officer. Restricted stock, vested stock options and stock held in the Company's 401(k) Plan may be used to satisfy the guidelines. Directors and senior managers have a period of four years from the later of the introduction of the guidelines in 1997 or their election or appointment to meet the targeted stock ownership levels. Of the 43 directors and senior managers subject to these stock ownership guidelines (excluding senior managers who became subject to the guidelines in December 1999 and thus have until December 2003 to meet the guidelines), 38 have already met the guidelines.

                       PROPOSAL 1: ELECTION OF DIRECTORS

  The Company's Certificate of Incorporation provides for the classification of the Board of Directors into three classes, with each class of directors serving staggered three-year terms (or a shorter term if a director is filling a vacancy). Three directors are to be elected at the 2000 Annual Meeting to serve for a term of three years expiring in 2003. All nominees have consented to be named and to serve if elected. The Company does not presently know of any reason that would preclude any nominee from serving if elected. If any nominee, for any reason, should become unable or unwilling to stand for election as a director, either the shares of Common Stock represented by all proxies authorizing votes for such nominee will be voted for the election of such other person as the Board of Directors may recommend, or, if the Board of Directors so determines, the number of directors to be elected at the Annual Meeting will be reduced accordingly. Mr. Mehta has been a member of the Board of Directors since 1988. Each of Messrs. McFarlan and Thompson was appointed to the Board of Directors in 1997.

  In addition to the three nominees, six directors have terms that continue after the Annual Meeting. The following information, which is based on information provided to the Company by the nominees and current directors, sets forth their age, length of service as a director of the Company, positions and offices with the Company, principal occupations during the past five years and other directorships of publicly held companies:

  The Board of Directors Recommends a Vote FOR the Nominees Named in This Proposal.

Nominees for Election at the Annual Meeting:

  Shailesh J. Mehta, 50
  Director since 1988.
  Chief Executive Officer of the Company from 1988 to present and Chairman of the Board and President of the Company from June 1997 to present. President and Chief Operating Officer of Providian Corporation from 1994 to June 1997. Executive Vice President of Providian Corporation, and Chairman and Chief Executive Officer of Providian Direct Insurance, a division of Providian Corporation, from 1993 to 1994.

  Other directorships: Hanover Direct, Inc.

  F. Warren McFarlan, D.B.A., 62
  Director since 1997.
  Professor of Business Administration, Harvard Business School, from 1973 to present; Senior Associate Dean, Harvard Business School, from 1991 to present; Director of External Affairs, Harvard Business School, from 1995 to present; member of the Harvard University faculty from 1964 to present.

  Other directorships: Computer Sciences Corporation and Li and Fung Limited.

  Larry D. Thompson, 54
  Director since 1997.
  Partner, King & Spalding,(/1/) a law partnership, from 1986 to present.

Directors Continuing in Office Whose Terms Expire in 2001 are:

  James V. Elliott, 56
  Director since 1995.
  Executive Vice President of the Company and Managing Director of the Company's U.K. Business from August 1998 to present. Attorney at law in private practice from 1997 to August 1998. Senior Vice President and General Counsel of Providian Corporation from 1995 to 1997; Senior Vice President of the Company from 1993 through 1994 and General Counsel of the Company from 1989 through 1994.

  Lyle Everingham, 73
  Director since 1997.
  Retired Chairman and Chief Executive Officer, The Kroger Co., a food and drug retailer and manufacturer.

  J. David Grissom, 61
  Director since 1997.
  Chairman, Mayfair Capital, a private investment company, from 1989 to present.

  Other directorships: Churchill Downs, Incorporated and LG&E Energy Corp.

Directors Continuing in Office Whose Terms Expire in 2002 are:

  Christina L. Darwall, 51
  Director since 1998.
  Executive Director, Harvard Business School California Research Center, from 1997 to present. Chairman and Co-founder of ViewStar Corporation, a software company, from 1986 to 1990, and member of the Board of Directors and consultant to ViewStar Corporation from 1991 to 1996; member of the Board of Directors, Harvard Business School Publishing Corporation, from 1995 to present.

  Ruth M. Owades, 51
  Director since 1998.
  President and Chief Executive Officer, Calyx & Corolla, a fresh flower catalog company, from 1988 to present.

  Other directorships: J. Jill, Inc.
--------
(/1/) The Company retained King & Spalding during 1999 to perform certain legal services. In the future, King & Spalding may be called on to provide similar services to the Company.

  John L. Weinberg, 75
  Director since 1997.
  Senior Chairman and limited partner, Goldman, Sachs & Co.,(/2/) an investment bank and financial advisory firm, from November 1990 to May 1999.

  Other directorships: Knight-Ridder, Inc., Tricon Global Restaurants, Inc. and The Goldman Sachs Group, Inc.

Committees of the Board

  The Company's By-laws authorize the Board to designate committees to assist it in the management of the business and affairs of the Company. The Board has designated the following committees to which directors are appointed: Asset Liability, Marketing, Special, Audit, and Human Resources.

  The Audit Committee supervises and reviews the Company's risk management and internal controls programs, makes recommendations to the Board of Directors as to the appointment of independent auditors, and confers with independent auditors and internal auditors regarding the scope of proposed audits and audit findings, reports and recommendations. In addition, the Committee reviews compliance reports and reports of material actual or threatened litigation, significant changes in accounting practice and the status of tax audits and appeals. The members of the Audit Committee are currently Messrs. Thompson (Chair) and Grissom and Ms. Darwall. The Audit Committee met five times during 1999.

  The Human Resources Committee reviews and approves the compensation and benefits policies and practices of the Company, except that approval of the salary and bonus of the Chief Executive Officer is also subject to approval by the full Board of Directors. The Human Resources Committee recommends to the Board nominations for directors and the Chief Executive Officer of the Company and is responsible for the appointment of other officers. The Committee also reviews matters related to management succession. In addition, the Committee administers certain employee benefit plans. The members of the Human Resources Committee are currently Dr. McFarlan (Chair) and Messrs. Everingham and Weinberg. The Human Resources Committee met five times during 1999.

Directors' Meetings

  During 1999, the Company's Board of Directors held 10 meetings. Each director attended at least 75 percent of the aggregate number of meetings of the Board and of applicable committees of the Board held during the period that he or she served as a member of the Board or such committees.

Directors' Compensation

  Directors who also are officers of the Company receive no additional compensation for serving on the Company's Board of Directors. All other directors are paid an annual retainer of $54,000 and an additional $2,000 annually for serving as a committee chair. Directors may elect to receive 25% or more of their total annual retainer in either unrestricted Common Stock under the Company's Stock Ownership Plan or phantom stock units under the Company's Deferred Compensation Plan for Senior Executives and Directors. Directors who elect to receive all or a portion of their retainer in unrestricted Common Stock or phantom stock units receive an additional award in restricted Common Stock or phantom stock units, as the case may be, equal to 25% of their total annual retainer. One-half of the restricted stock or phantom stock units comprising such additional award vests after three years and the balance vests after six years. However, if a director disposes of unrestricted retainer shares or phantom stock units before the vesting of the related restricted stock or phantom
--------
(/2/) Goldman, Sachs & Co., a wholly owned subsidiary of The Goldman Sachs
      Group, Inc., performed investment banking and financial advisory services for the Company during 1999. In the future, Goldman, Sachs & Co. may be called on to provide similar services to the Company.

stock units, the director will forfeit all or a portion of such related restricted stock or phantom stock units, as the case may be. In addition, in 1999, the non-employee directors each received options to purchase 3,750 shares of Common Stock, which vest in equal annual amounts over a three-year period. The Company's directors also are reimbursed for necessary and reasonable expenses incurred in the performance of their duties as directors.

Executive Compensation and Other Information

  The following table presents for the last three fiscal years information with regard to compensation for services rendered in all capacities to the Company by the Chief Executive Officer and the four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                   Annual Compensation            Long Term Compensation
                             -------------------------------- ------------------------------
                                                                          Awards
                                                 Other Annual Restricted Stock  Securities    All Other
Name and Principal                               Compensation   Award(s)($)     Underlying   Compensation
Position                Year Salary($) Bonus($)     ($)(1)      (2)(3)(4)(5)   Options(#)(6) ($)(7)(8)(9)
------------------      ---- --------- --------- ------------ ---------------- ------------- ------------
Shailesh J. Mehta...... 1999  892,308  1,200,000   848,710       4,427,438         340,000     281,796(10)
 Chairman,              1998  825,000  1,181,321   317,758       3,638,366         600,000     670,599
 President and CEO      1997  771,056  1,125,013   170,136       5,832,263       1,829,541     133,164

Seth A. Barad.......... 1999  366,923    405,041    37,510         776,428         125,000      13,533
 President,             1998  318,750    300,054       719         675,102          97,500      46,928
 Emerging Businesses    1997  284,522    270,032       --          928,176          75,000      20,234

David Alvarez.......... 1999  329,423    405,041    41,132         776,428         125,000      12,295
 President,             1998  256,250    270,011    27,803         179,989          82,500      40,980
 Credit Cards           1997  206,840    202,550    11,303         907,719         126,189      29,295

Ellen Richey........... 1999  293,462    315,032     6,320         419,969          85,000      11,009
 Vice Chairman,         1998  240,625    216,028     3,578         143,972          63,000      32,798
 General Counsel and    1997  220,644    202,550       709         524,594          45,000      26,009
 Secretary

David J. Petrini....... 1999  254,423    240,024    87,700         319,976          35,000       9,783
 Executive Vice
  President             1998  220,356    112,522    42,599         103,964          60,000      28,971
 and Chief Financial    1997  186,832    105,000    17,646         285,377         130,911      24,053
 Officer

--------
 (1) Includes amounts reimbursed during the year for payment of taxes and includes above-market interest on deferred compensation paid or payable during the year but deferred at the election of the Named Executive Officer.
 (2) Represents the dollar value of restricted stock awarded under (i) the Company's Stock Ownership Plan (the "Providian Financial SOP") in 1999 and 1998, and in 1997 after the June 1997 spin-off of the Company's common stock to the stockholders of Providian Corporation (the "Spin-off"), and (ii) Providian Corporation's Stock Ownership Plan (the "Providian Corporation SOP") in 1997 prior to the Spin-off. Under the Providian Corporation SOP, awards were made in common stock of Providian Corporation, and under the Providian Financial SOP, awards are made in the Company's Common Stock. Restricted stock awarded to the Named Executive Officers under the Providian Corporation SOP vested immediately prior to the Spin-off.
 (3) Dividends on restricted stock awards under the Providian Financial SOP are paid, and under the Providian Corporation SOP were paid, at the same rate as paid to all stockholders. On December 31, 1999, on which date the closing price of the Common Stock was $91.0625, the Named Executive Officers held shares of restricted stock (excluding restricted stock awarded in the first quarter of 2000) having a then market value as follows: Mr. Mehta, 211,144 shares, $19,227,301; Mr. Barad, 34,653 shares, $3,155,589; Mr. Alvarez, 26,140 shares, $2,380,374; Ms. Richey,
      16,761 shares, $1,526,299; and Mr. Petrini, 9,471 shares, $862,453.

                                             (footnotes continued on next page)

 (4) Includes for 1999 the following shares of restricted stock awarded under the Providian Financial SOP in the first quarter of 2000 as part of the Company's annual incentive award for 1999, which vest in three equal annual amounts beginning February 15, 2001: Mr. Mehta, 25,531 shares; Mr. Barad, 7,992 shares; Mr. Alvarez, 7,992 shares; Ms. Richey, 6,216 shares; and Mr. Petrini, 4,736 shares. In addition, includes for 1999 restricted stock awards of 40,000 shares to Mr. Mehta and 3,500 shares to each of Messrs. Barad and Alvarez made under the Providian Financial SOP in the first quarter of 2000, based on the Company's performance in 1999, which vest in five equal annual amounts beginning February 15, 2001.
 (5) Shares of restricted stock awarded to the Named Executive Officers under the Providian Financial SOP in 1999 as part of the Company's annual incentive award for 1998 and in 1998 as part of the Company's annual incentive award for 1997 vest in three equal annual amounts beginning February 15 of the year following the date of grant. An additional 30,000 shares awarded to Mr. Mehta and 5,000 shares awarded to Mr. Barad in 1999, based on the Company's performance in 1998, vest in five equal annual amounts beginning February 15, 2000. An additional 37,500 shares of restricted stock awarded to Mr. Mehta in 1998, based on the Company's performance in 1997, vest in five equal annual amounts beginning February 15, 1999. Shares of restricted stock awarded to the Named Executive Officers in June 1997 under the Providian Financial SOP vest in five equal annual amounts beginning June 11, 1998. Mr. Alvarez's restricted stock award of 15,000 shares in August 1997 vests in five equal annual amounts beginning August 7, 1998.
 (6)  Represents the number of shares of Common Stock underlying options.
 (7) Includes Providian Corporation contributions under the Providian Corporation Thrift Savings Plan and Providian Corporation's nonqualified defined contribution plan during 1997 for Mr. Mehta, and also includes the Company's contributions to each Named Executive Officer under the Company's 401(k) Plan and nonqualified defined contribution plan during 1997, 1998 and 1999. In 1999, Company contributions in the amount of $5,280 were made to the Company's 401(k) Plan for each of Messrs. Mehta, Barad, Alvarez and Petrini and Ms. Richey; and the following contributions were made to the Company's nonqualified defined contribution plan: $24,166 for Mr. Mehta; $6,828 for Mr. Barad; $5,242 for Mr. Alvarez; $4,214 for Ms. Richey; and $3,116 for Mr. Petrini.
 (8) Under the retirement component of the Company's 401(k) Plan, annual contributions are made by the Company after the end of each fiscal year in an amount based on a percentage of the employee's compensation. The percentage is determined each year by the Company at its discretion. The percentage for 1999 has not yet been determined, and the amounts of such annual contributions to the Named Executive Officers for 1999 are therefore not included in this column. The amounts of the Company's annual contributions for 1998, which were not available at the time of the preparation of the Company's Proxy Statement for the 1999 Annual Meeting, are included in this column for 1998.
 (9) Includes above-market interest earned on nonqualified retirement benefits and payable in future periods in the following amounts: $4,812 for Mr. Mehta; $1,424 for Mr. Barad; $1,773 for Mr. Alvarez; $1,515 for Ms. Richey; and $1,387 for Mr. Petrini.
(10) Includes $247,539 in Company contributions to Mr. Mehta's supplemental retirement plan.

Option Grants

  The following table contains information concerning the grant of stock options in 1999 under the Company's 1997 Stock Option Plan to the Named Executive Officers. Included is information on potential realizable value(s) to the Named Executive Officers, assuming growth of the Common Stock at the stated rates of appreciation.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                       Individual Grants                Potential Realizable
                         ----------------------------------------------   Value at Assumed
                         Number of   % of Total                         Annual Rates of Stock
                         Securities   Options                            Price Appreciation
                         Underlying  Granted to  Exercise or              for Option Term(2)
                          Options   Employees in Base Price  Expiration ---------------------
Name                     Granted(1) Fiscal Year    ($/Sh)       Date      5%($)      10%($)
----                     ---------- ------------ ----------- ---------- ---------- ----------
Shailesh J. Mehta.......  340,000      11.09%      127.75     05/11/09  27,316,038 69,224,204
Seth A. Barad...........   75,000       2.45%      127.75     05/11/09   6,025,597 15,270,045
                           50,000       1.63%      111.56     10/29/09   3,508,069  8,890,135
David Alvarez...........   75,000       2.45%      127.75     05/11/09   6,025,597 15,270,045
                           50,000       1.63%      111.56     10/29/09   3,508,069  8,890,135
Ellen Richey............   35,000       1.14%      127.75     05/11/09   2,811,945  7,126,021
                           50,000       1.63%      111.56     10/29/09   3,508,069  8,890,135
David J. Petrini........   35,000       1.14%      127.75     05/11/09   2,811,945  7,126,021

--------
(1) Options were granted to each of the Named Executive Officers on May 11, 1999 and to Messrs. Barad and Alvarez and Ms. Richey on October 29, 1999. One-third of the options granted become exercisable on each of the first, second and third anniversaries of the date of grant.
(2) The amounts shown represent certain assumed rates of appreciation only. Actual gains on stock option exercises, if any, are dependent on the future performance of the Common Stock and overall condition of the stock market, as well as the option holder's continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

Option Exercises and Holdings

  The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during 1999 and unexercised options held at the end of 1999.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                    Number of Securities      Value of Unexercised
                           Shares                  Underlying Unexercised    In-the-Money Options at
                         Acquired on               Options at 12/31/99 (#)       12/31/99 ($)(1)
                          Exercise      Value     ------------------------- -------------------------
          Name               (#)     Realized ($) Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- ------------ ----------- ------------- ----------- -------------
Shailesh J. Mehta.......     --          --        2,109,841     990,000    144,096,656  37,670,970
Seth A. Barad...........     --          --          157,254     215,000     10,790,054   5,044,442
David Alvarez...........     --          --          162,284     205,000     10,863,874   4,492,104
Ellen Richey............     --          --           73,744     142,000      4,877,599   3,179,946
David J. Petrini........     --          --          150,115      85,000     10,112,788   2,733,090

--------
(1) Based on the average of the high and low price of the Common Stock on December 31, 1999, equal to $90.3438 per share.

  During 1999, the Named Executive Officers surrendered to the Company for cancellation options to purchase the following number of shares, in exchange for a deferred compensation credit: Mr. Mehta, 160,194;

Mr. Barad, 13,526; Mr. Alvarez, 11,545; Ms. Richey, 4,950; and Mr. Petrini, 9,857. The deferred compensation credit realized in connection with the cancellation of such options was equal to the difference between the value of the underlying shares on the date such options were cancelled and the exercise price of the cancelled options.

Executive Employment and Change in Control Agreements

  The Company has entered into an employment agreement with Shailesh J. Mehta (the "Employment Agreement"), pursuant to which Mr. Mehta has been employed as Chairman, President and Chief Executive Officer of the Company. Mr. Mehta's term of employment under the Employment Agreement commenced on June 11, 1997 and was originally scheduled to end on June 11, 2000. On each June 11, however, the term of employment is automatically extended by one year, so that the remaining term of employment is once again three years, unless either party gives the other at least one year's notice that the term of employment will not be extended. Thus, Mr. Mehta's term of employment under the Employment Agreement is currently scheduled to continue until June 11, 2002. Mr. Mehta's current annual base salary is $920,000 and he is entitled to incentive bonus payments pursuant to the terms of the Company's Management Incentive Plan. Mr. Mehta is also entitled to participate in and receive benefits under all other bonus plans, short- or long-term incentive plans, savings and retirement plans, and welfare benefit plans, practices, policies and programs maintained or provided by the Company for the benefit of senior executives. In the event the Company terminates Mr. Mehta's employment without Cause (as defined in the Employment Agreement), or he terminates his employment for Good Reason (as defined in the Employment Agreement), Mr. Mehta will receive severance benefits. If such termination is prior to a Change in Control (as defined below), the benefits will include continuation of Mr. Mehta's annual base salary, bonus and other benefits, and continued vesting of options and restricted stock, for three years following termination. If such termination is within three years after a Change in Control, the benefits will include a lump sum payment equal to three times Mr. Mehta's annual base salary and bonus, immediate vesting of all options and restricted stock, and continuation of other benefits for three years following termination. Additionally, if any payment or distribution to Mr. Mehta would be subject to any "excess parachute payment" excise tax or similar tax, then he will be entitled to receive tax restoration payments in an amount such that, after payment of such excise tax or similar tax and all taxes attributable to such tax restoration payments, Mr. Mehta retains an amount equal to the amount he would have retained if such excise tax or similar tax had not applied.

  In addition to the Employment Agreement with Mr. Mehta described above, the Company has entered into change in control employment agreements with the Named Executive Officers. In these agreements, a "Change in Control" is defined as the acquisition by a person or group of 20% or more of the Common Stock or other voting securities of the Company (subject to specified exceptions), certain changes in the majority of the Company's Board of Directors, certain mergers involving the Company, or the liquidation, dissolution or sale of all or substantially all of the assets of the Company. If within three years of a Change in Control the officer's employment is terminated by the Company, other than for Disability or Cause (as defined in such agreements), or if the officer terminates his or her employment for Good Reason (as defined in such agreements) or within a 30-day period beginning one year after the Change in Control, the officer will be entitled to the following benefits: base salary and a pro rata bonus through the date of termination, a severance payment equal to three times the officer's annual base salary and bonus, any deferred compensation not yet paid by the Company, a special retirement benefit equal to a specified retirement contribution percentage multiplied by three times his or her annual base salary and bonus, a payment in an amount equal to the officer's unvested portion of any qualified or nonqualified retirement contribution account established for the officer (in addition to any vested amounts due the officer under any of the Company's retirement plans), and, for a period of three years after the date of termination, medical, welfare and other benefits under any plans, policies and programs under which the officer is eligible to receive such benefits. Additionally, if any payment or distribution to the officer by the Company or any subsidiary or affiliate would be subject to any "excess parachute payment" excise tax or similar tax, then the officer will be entitled to receive tax restoration payments in an amount such that, after payment of such excise tax or similar tax and all taxes attributable to such tax restoration payments, the officer retains an amount equal to the amount the officer would have retained if such excise tax or similar tax had not applied. In addition to the change in control agreements with Named Executive Officers described in this paragraph, the Company has entered into change in control employment agreements with certain other officers, the specific terms of which are no more favorable to such officers than those described in this paragraph.

Compensation Committee Interlocks and Insider Participation and Certain Transactions

  The Company's Human Resources Committee reviews and approves the compensation and benefits policies and practices of the Company, except that approval of the base salary and bonus of the Chief Executive Officer is also subject to approval by the full Board of Directors. The members of the Human Resources Committee during 1999 were Dr. McFarlan and Messrs. Everingham and Weinberg, none of whom has served as an officer or employee of the Company or any of its subsidiaries. Mr. Weinberg is a director of The Goldman Sachs Group, Inc. The Company has retained Goldman, Sachs & Co., a wholly owned subsidiary of The Goldman Sachs Group, Inc., from time to time to perform investment banking and financial advisory services for the Company. Goldman, Sachs & Co. may be called upon to provide similar services to the Company in the future. Mr. Thompson, a director of the Company, is a partner in King & Spalding. From time to time, the Company has retained King & Spalding to provide legal services to the Company and may retain King & Spalding in the future to provide similar services to the Company.

                           Human Resources Committee
                         Executive Compensation Report
                               February 16, 2000

  The Company's executive compensation programs are administered by the Human Resources Committee (the "Committee"), a committee of the Board of Directors comprised exclusively of non-employee directors. The Committee either approves or recommends to the Board of Directors payment amounts and award levels for the Company's executive officers.

Compensation Philosophy

  The policies that govern executive compensation continue to align changes in total compensation with changes in the value created for our stockholders. These policies require that our executive compensation program:

  . reflect a clear relationship between compensation and Company performance;

  . reward executives with direct ownership in the Company and align their personal interests with stockholder interests to continually reinforce building stockholder value; and

  . attract and retain key executives critical to the Company's long-term success.

  The Company's executive compensation program has been and continues to be based on the following elements, each of which supports our overall compensation philosophy.

Base Salary

  The Company uses a consistent methodology to determine base salaries for all executive employees. Market reference points are determined for specific positions and job classifications using relevant salary surveys. Individual salaries are then established to assure competitive pay given individual performance. The Company annually participates in executive compensation surveys for financial services companies. Base salaries for executives are determined based on competitive pay levels, as well as on the achievement of individual performance objectives.

  In June 1997, the Committee approved an employment contract with Mr. Mehta for the position of Chief Executive Officer. Mr. Mehta's contract calls for an initial base salary of $800,000, which was raised to $840,000 in 1998. Mr. Mehta's base salary was raised to $920,000 in May 1999 as a result of the Company's outstanding 1998-99 performance and to ensure continued competitiveness.

Incentive Awards

  The Company provides annual incentive award opportunities for executives based upon the earnings per share of the Company, as well as the successful achievement of individual performance objectives for the year. Annual incentive awards may be made in cash and/or restricted stock issued under the Company's Stock Ownership Plan, as determined by the Committee. The earnings plan and the incentive award formula are adopted by the Committee in connection with the Board's approval of the Company's annual business plan at the start of each year. In the first quarter following the completion of each year, the Committee approves awards based upon the prior year's performance results. It has been the Company's policy to set earnings per share targets which, if achieved, would position total annual cash compensation above median competitive levels. Based on Mr. Mehta's current base salary, achieving target earnings per share would result in Mr. Mehta's receiving an annual incentive award consisting of cash and/or restricted stock having a total value of $1,437,500. Per share earnings performance above or below this target would result in a higher or lower award based on the pre-established formula.

  The Committee has approved an annual incentive award for Mr. Mehta of $2,924,938.19 for 1999, consisting of $1,200,000 in cash and 25,531 shares of restricted stock, based upon the Company's achieving per share earnings (assuming dilution) of $3.78, which was well above the earnings target established for 1999. The 25,531 shares of restricted stock is two times the amount payable under the normal formula pursuant to the Committee's decision to increase the stock portion of incentive awards for all eligible executives. The Committee also approved a special grant of 40,000 shares of restricted stock to Mr. Mehta under the Company's Stock Ownership Plan, based on the Company's strong performance results for 1999. These grants are subject to the deduction limits of Section 162(m) of the Internal Revenue Code ("Section 162(m)").

  The Company also provides grants of stock options under the Company's 1997 Stock Option Plan to executives and other employees. These option grants tie awards to the future performance of the Company's Common Stock and provide value only when the price of the Common Stock increases above the option exercise price (determined by the average of the high and low prices of the Common Stock on the date of grant). Options generally vest in equal amounts over a three-year period and require that the executive remain employed by the Company until the time of vesting. Options expire no later than ten years from the date of grant. Stock option grants are intended to motivate executives to improve the long-term performance of the Company's Common Stock.

  In granting stock options, the Committee takes into account competitive grant practices within the financial services industry and the executive's level of responsibility, individual contribution and total annual compensation. Based on these factors and the Company's strong earnings and revenue growth as compared to its industry, in May 1999 Mr. Mehta was granted options to purchase 340,000 shares of Common Stock at an exercise price of $127.75 per share.

Deductibility of Compensation Expenses

  Section 162(m) limits federal income tax deductions by the Company for compensation paid to the chief executive officer and the four other most highly compensated officers to $1 million per officer per year, unless it qualifies as "performance-based" compensation. To qualify as "performance-based," compensation payments must satisfy certain conditions, including limitations on the discretion of the Committee in determining the amounts of such compensation. The Committee believes that payment of compensation that is subject to the deduction limits of Section 162(m) is sometimes in the best interests of the Company and has approved, and may approve, such arrangements in certain circumstances.

                           Human Resources Committee

                          F. Warren McFarlan (Chair)
                                Lyle Everingham
                               John L. Weinberg

Performance Graph

  Set forth below is a line-graph presentation comparing the cumulative total stockholder return on the Common Stock on an indexed basis since June 11, 1997, when the Common Stock first began trading on the New York Stock Exchange, with the cumulative total stockholder return on the Standard & Poor's 500 Stock Index and the Standard & Poor's Financial Composite Index over the same period. The graph assumes that the value of the investment in the Common Stock and in each index was $100 on June 11, 1997 and assumes reinvestment of all dividends. Historical stock price is not indicative of future stock price performance.

                           Total Stockholder Return

                             [CHART APPEARS HERE]

                                       Providian Financial S&P 500 S&P Financial
                                       ------------------- ------- -------------
06/11/97..............................         100           100        100
06/30/97..............................         107           102        101
12/31/97..............................         151           113        120
06/30/98..............................         263           133        140
12/31/98..............................         377           145        134
06/30/99..............................         469           163        150
12/31/99..............................         459           175        137

           PROPOSAL 2: APPROVAL OF THE COMBINATION OF THE COMPANY'S
                1997 STOCK OPTION PLAN AND STOCK OWNERSHIP PLAN
             AS THE AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN

  The Company's 1997 Stock Option Plan (the "1997 Option Plan") provides for the award by the Human Resources Committee of the Company's Board of Directors (the "Committee") of stock options and stock appreciation rights ("SARs") to key employees. The Company's Stock Ownership Plan (the "Stock Plan") provides for the award of stock grants to key employees of the Company and to non-employee directors of the Company and certain of its subsidiaries. In February 2000, for ease of administration, the Board approved the combination of the 1997 Option Plan and the Stock Plan (and the pools of shares available for issuance under the 1997 Option Plan and the Stock Plan) as the 2000 Stock Incentive Plan (the "2000 Plan"). The Company has not increased the total shares available under the 1997 Option Plan and the Stock Plan. Pursuant to
Section 162(m) of the Internal Revenue Code ("Section 162(m)") and the listing requirements of the New York Stock Exchange, the material terms of the 2000 Plan are subject to the approval of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the 2000 Annual Meeting. The material terms of the 2000 Plan that require stockholder approval are: the participants eligible to participate in the 2000 Plan, the performance goals that may apply to certain awards, the annual grant limits applicable to certain types of awards, and the use of the entire combined share pool to grant stock options.

Purpose of the 2000 Plan

  The 2000 Plan is intended to promote the success of the Company by providing a vehicle under which a variety of stock-based incentive and other awards can be granted to employees, consultants and directors, including directors of the Company and certain of its subsidiaries who are not employees of Company or any affiliate ("non-employee directors").

Description of the 2000 Plan

  The following paragraphs provide a summary of the principal features of the 2000 Plan and its operation.

 General

  The 2000 Plan provides for the award of stock options, SARs and stock grants (collectively, "Awards") to eligible 2000 Plan participants. The stock subject to the 2000 Plan includes the Common Stock and any new class or series of common stock that may be authorized by the Company. The maximum number of shares of the Company's common stock available for Awards under the 2000 Plan will be 23,906,286 (subject to adjustment for stock splits and certain other events). If the material terms of the 2000 Plan are approved by stockholders, stock options may be granted out of both the Stock Plan share pool and the 1997 Option Plan share pool (which, on a combined basis, is 23,906,286 shares, subject to adjustment for stock splits and certain other events). Restricted stock could be granted only out of the former Stock Plan share pool (which is 6,000,000 shares, subject to adjustment for stock splits and certain other events).

 Administration of the 2000 Plan

  The 2000 Plan will be administered by the Committee. The members of the Committee must qualify as "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934, and as "outside directors" under Section 162(m) (for purposes of qualifying Awards under the 2000 Plan as performance-based compensation under Section 162(m)).

  Subject to the terms of the 2000 Plan, the Committee has the sole discretion to determine the employees, directors and consultants who shall be granted Awards, the size and types of such Awards, and the terms and conditions of such Awards. The Committee may delegate its authority to grant and administer Awards to one or more directors appointed by the Committee, but only the Committee or the Board of Directors can make Awards to participants who are subject to Section 16 of the Securities Exchange Act of 1934.

 Eligibility to Receive Awards

  Employees, directors and consultants of the Company and its affiliates are eligible to receive one or more Awards. The actual number of individuals who will receive Awards under the 2000 Plan cannot be determined since participation is in the discretion of the Committee. As of March 13, 2000, the Company and its affiliates had approximately 326 employees, directors and consultants who would be eligible to receive Awards under the 2000 Plan.

  As of March 13, 2000, 11,271,146 shares were subject to Awards under the 1997 Option Plan and 6,635,140 shares remained available for future grant. As of March 13, 2000, 1,074,961 shares were subject to Awards under the Stock Plan and 4,925,039 shares remained available for future grant. As of March 13, 2000, the fair market value of a share (based on the average of the high and low trading prices) of the Common Stock was $64.125.

 Options

  The Committee may grant nonqualified stock options, incentive stock options (which are entitled to favorable tax treatment), or a combination thereof under the 2000 Plan. The number of shares of common stock covered by each option granted to a participant will be determined by the Committee, but during any fiscal year of the Company, no participant may be granted options for more than 1,384,800 shares (subject to adjustment for stock splits and certain other events). For ease of administration, the Company has decided to adopt this absolute share limit, which is the same as the limit under the 1997 Option Plan.

  The exercise price of the shares of common stock subject to each stock option is established by the Committee. The exercise price cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by an incentive stock option (110% of fair market value if on the grant date the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries). Nevertheless, substitute options may be granted with an exercise price that is less than fair market value to participants who receive such options in connection with a corporate reorganization.

  The exercise price of each option must be paid in full at the time of exercise. The Committee may permit payment through the tender of shares of the Company's common stock that are already owned by the participant, or by any other means which the Committee determines to be consistent with the 2000 Plan's purpose. Any taxes required to be withheld must be paid by the participant at the time of exercise.

  Options become exercisable at the times and on the terms established by the Committee. Options expire at the times established by the Committee but not later than 10 years after the date of grant (except in certain cases involving the death of the participant). The Committee may extend the maximum term of any option granted under the 2000 Plan, subject to such 10-year limit.

 Non-Employee Director Awards

  Non-employee directors of the Company and certain of its subsidiaries may receive discretionary awards of stock grants and stock options. In addition, non-employee directors may elect to receive shares of Company stock under the 2000 Plan in lieu of cash compensation. Similarly, the Committee may allow non-employee directors to elect to receive options for shares of Company stock in lieu of such compensation.

 Stock Appreciation Rights

  The Committee determines the terms and conditions of each SAR. SARs may be granted in conjunction with an option. The number of shares covered by each SAR will be determined by the Committee, but no participant may be granted SARs for more than 50% of the number of shares subject to the corresponding options. Upon exercise of an SAR, the participant will receive payment from the Company in an amount determined by multiplying: (1) the difference between the fair market value of a share of the Company's common stock on the date of exercise over the grant price (fair market value of a share on the grant date) times (2) the number of shares with respect to which the SAR is exercised. SARs may be paid in cash or shares of the Company's common stock, as determined by the Committee. SARs are exercisable at the times and on the terms established by the Committee.

 Stock Grants

  Stock grants are shares of the Company's common stock that may vest in accordance with terms and conditions established by the Committee. The number of shares of each stock grant awarded to a participant will be determined by the Committee, but during any fiscal year of the Company no participant may be granted more than 225,000 shares (subject to adjustment for stock splits and certain other events), plus the additional limit for awards of performance-based stock grants noted below.

  In determining whether a stock grant should be awarded, and the vesting schedule for an award, the Committee may impose whatever conditions to the grant or to vesting as it determines to be appropriate. For example, the Committee may determine to award stock grants only if performance goals established by the Committee are satisfied. Any performance goals may be applied on a Company-wide or an individual business unit basis, as determined by the Committee. Performance-based stock grants may not be awarded for more than 276,961 shares (subject to adjustment for stock splits and certain other events) in a fiscal year to any one participant. See discussion below of Performance Goals.

 Performance Goals

  The Committee in its discretion may make performance goals applicable to a participant with respect to an Award. At the Committee's discretion, one or more of the following performance goals may apply: earnings, earnings per share, revenue, expenses, net interest margin, and return on equity.

 Nontransferability of Awards

  Unless the individual Award agreement provides otherwise, Awards granted under the 2000 Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

Tax Aspects

  A recipient of a stock option or SAR will not have taxable income upon the grant of the option. For options and SARs other than incentive stock options, the participant will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price (the "appreciation value") on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

  The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares transferred upon the exercise for a specified period. Any ordinary income recognized will be in the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise or the amount realized from the sale or other disposition exceeds the option price.

  Unless the participant elects to be taxed at the time of receipt of restricted stock, the participant will not have taxable income upon the receipt of the Award, but upon vesting will recognize ordinary income equal to the fair market value of the shares or cash received at the time of vesting.

  At the discretion of the Committee, the 2000 Plan allows a participant to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an Award by electing to have shares of common stock withheld, or by delivering to the Company already-owned shares, having a value equal to the amount required to be withheld.

  The Company will be entitled to a tax deduction in connection with an Award under the 2000 Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income, and if applicable withholding requirements are met. In addition, Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company's chief executive officer and to each of the other four most highly compensated executive officers ("covered executives"). The general rule is that annual compensation paid to any covered executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with certain conditions imposed by the
Section 162(m) rules, including the establishment of a maximum number of shares with respect to which Awards may be granted to any one employee during one year, and if, for Awards other than options and SARs, the 2000 Plan sets forth the performance measures which are the basis of the targets which must be achieved prior to the time the Awards are made or vest. The 2000 Plan has been designed so that options and SARs automatically satisfy Section 162(m), and the Committee may grant Awards other than options and SARs that are subject to performance measures, thereby permitting the Company to also receive a federal income tax deduction in connection with such Awards.

Amendment and Termination of the 2000 Plan

  The Board generally may amend or terminate the 2000 Plan at any time and for any reason.

Required Approval

  In the event that stockholder approval of the material terms of the 2000 Plan is not obtained: (i) awards previously granted by the Company will remain valid and outstanding, (ii) the 1997 Option Plan and Stock Plan share pools will not be combined for purposes of option grants, and (iii) the Company may continue to make additional awards under the 2000 Plan, but as a result of
Section 162(m), the Company may not be entitled to deduct fully compensation expenses related to awards granted to covered executives under Section 162(m).

  The Board of Directors of the Company Recommends a Vote FOR the Approval of the Combination of the Company's 1997 Stock Option Plan and Stock Ownership Plan as the Amended and Restated 2000 Stock Incentive Plan.

                  PROPOSAL 3: APPROVAL OF THE MATERIAL TERMS
          OF THE AMENDED AND RESTATED 2000 MANAGEMENT INCENTIVE PLAN

  In 1995, the stockholders of Providian Corporation, then the parent of the Company, approved the Management Incentive Plan (the "MIP"). In February 2000, the Board of Directors of the Company amended and restated the MIP. Under the rules of Section 162(m), the material terms of a bonus plan, such as the MIP, must be approved by stockholders every five years in order for certain bonus payments to be fully deductible. The material terms of the MIP that require stockholder approval are: the participants covered by the MIP, the objective performance goals listed in (i) through (vi) under the heading "Maximum Bonus and Payout Criteria" below, and the individual bonus limit of 200% of the annualized highest rate of base salary paid to any executive of the Company with respect to 1999 as reported in this Proxy Statement. If all of these material terms are not approved by the Company's stockholders, bonus payments may not be made under the MIP with respect to covered executives under Section 162(m).

Purpose of the MIP

  The purpose of the MIP is to (i) motivate and reward executives for good performance and (ii) allow the Company to vary its compensation expense based on the Company's financial performance. In accordance with the Company's compensation policy that cash compensation should vary with Company performance, a substantial part of each executive's total cash compensation has been tied to the Company's performance by way of performance-based bonuses under the MIP.

Participants

  Individuals eligible for MIP awards are "key employees" of the Company (as determined by the Human Resources Committee of the Company's Board of Directors), which may include the Company's executive officers. However, the number of key employees who will participate in the MIP and the amount of such MIP awards are not determinable. Actual awards will be in the discretion of the Committee, based on the MIP's terms and subject to MIP limits.

Maximum Bonus and Payout Criteria

  Bonus payments under the MIP may be made not only in cash, but also in Company stock, or options to purchase Company stock, as determined by the Human Resources Committee. The payment to each participant is based on an individual bonus target for the performance period set by the Human Resources Committee in writing and is directly related to the satisfaction of the applicable performance goal(s) set by the Human Resources Committee for such performance period. The performance goals may include one or more of the following: (i) earnings, (ii) earnings per share, (iii) revenue, (iv) expenses, (v) net interest margin, and (vi) return on equity, each with respect to the Company and/or one or more of its operating units. The bonus payable to a participant who is not a covered executive may also be based on individual factors. A performance period is any period up to 36 months in duration. The performance period individual bonus target and performance goal(s) will be adopted by the Human Resources Committee in its sole discretion with respect to each performance period and must be adopted no later than the latest time permitted by the Internal Revenue Code in order for bonus payments pursuant to the MIP to be deductible under Section 162(m).

  The actual amount of future bonus payments under the MIP is not presently determinable. However, the MIP provides that no bonus in excess of 200% of the annualized highest rate of base salary paid to any executive of the Company with respect to 1999 as reported in this Proxy Statement will be paid to any participant for any performance period. The previous limit was $1,200,000 per fiscal year. Further, the Human Resources Committee, in its sole discretion, may reduce the amount of a participant's bonus under the MIP to an amount below the maximum bonus calculated pursuant to the MIP formula. The payment of a bonus for a given performance period generally requires the participant to be employed by the Company as of the date the bonus is paid.

Required Approval

  In the event that stockholder approval of the material terms of the MIP is not obtained: (i) awards granted by the Company prior to 2000 will remain valid and outstanding, and (ii) the Company may continue to make additional awards under the MIP but not with respect to covered executives under Section 162(m).

  The Board of Directors of the Company Recommends a Vote FOR the Approval of the Material Terms of the Company's Amended and Restated 2000 Management Incentive Plan.

      PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors, adopting the recommendation of the Audit Committee, has appointed the certified public accounting firm of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2000, subject to ratification by the stockholders at the Annual Meeting. Representatives of the firm are expected to attend the Annual Meeting to answer appropriate questions and, if they desire, to make a statement. Ernst & Young LLP has served as the Company's independent auditors since 1984.

  If the appointment of Ernst & Young LLP is not ratified by a majority of the votes cast at the Annual Meeting, or if Ernst & Young LLP declines or is incapable of acting, the appointment of independent auditors will be submitted to the Board of Directors for reconsideration.

  The Board of Directors Recommends a Vote FOR the Proposal to Ratify the Appointment of Ernst & Young LLP as the Company's Independent Auditors for 2000.

                             OTHER PROPOSED ACTION

  The Company knows of no business to come before the Annual Meeting other than the matters described above. Should any other business properly come before the Annual Meeting, stockholders' proxies will be voted in accordance with the judgment of the person or persons voting the proxies.

                             STOCKHOLDER PROPOSALS

  Any stockholder may submit a proposal for consideration at an annual meeting. To be included in next year's Proxy Statement, stockholder proposals for the 2001 Annual Meeting must be in writing and received no later than December 1, 2000 by the Secretary, Providian Financial Corporation, 201 Mission Street, San Francisco, CA 94105 and must comply with the rules and regulations of the Securities and Exchange Commission.

  Stockholders also may recommend to the Company candidates to stand for election as directors of the Company. The Human Resources Committee of the Board of Directors, which serves as the nominating committee for the Board in recommending nominations for directors of the Company, will consider such recommendations for the 2001 Annual Meeting and subsequent annual meetings. To be considered by the Human Resources Committee, recommendations for directors to be elected in any year must be submitted in writing no later than October 31 of the prior year to the Human Resources Committee, c/o Secretary, Providian Financial Corporation, 201 Mission Street, San Francisco, CA 94105.

  The Company's By-laws impose notice requirements on a stockholder nominating a director or submitting a proposal for consideration at an annual meeting. Such notice requirements apply whether or not such stockholder desires to have his or her nomination or proposal included in the Company's Proxy Statement in accordance with the preceding paragraphs. In order for a nomination or proposal to be considered at the 2001 Annual Meeting, notice thereof must be submitted to the Secretary of the Company not earlier than the close of business on January 10, 2001 nor later than the close of business on February 9, 2001. If the date of the 2001 Annual Meeting is more than 30 days before, or more than 60 days after, May 10, 2001, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting date nor later than the close of business on the later of the 90th day prior to such annual meeting date or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Such stockholder's notice must contain the information prescribed by the Company's By-laws, copies of which are available from the Secretary.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with for the Company's 1999 fiscal year.

                          ANNUAL REPORT ON FORM 10-K

  The Company has provided a copy of its 1999 Annual Report to stockholders to each person whose proxy is being solicited. The Company will provide, without charge, copies of its Annual Report on Form 10-K for the year ended December 31, 1999 (including any financial statements and schedules, and a list describing any exhibits not contained therein) on written request addressed to:

                           Providian Financial Corporation
                           Investor Relations Department
                           201 Mission Street
                           San Francisco, CA 94105

  The exhibits to the Annual Report on Form 10-K are available on written request and payment of charges which approximate the Company's cost of reproduction.

                         INTERNET AND TELEPHONE VOTING

Shares Registered in the Name of the Stockholder

  Stockholders whose shares of Common Stock are registered directly with First Chicago Trust Company of New York, the Company's transfer agent, may vote by calling First Chicago at (877) 779-8683 or through the Internet by accessing the following address on the World Wide Web:

                         http://www.eproxyvote.com/pvn

  Votes submitted through the Internet or by telephone through First Chicago's program must be received by midnight (Eastern time) on May 9, 2000. Voting through the Internet or by telephone will not affect your right to vote in person if you decide to attend the Annual Meeting.

Shares Registered in the Name of a Broker, Bank or Nominee

  A number of brokerage firms and banks participate in a program provided through ADP Investor Communication Services that offers Internet and telephone voting options. This program is different from the program provided by First Chicago for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares by following the Internet voting instructions on your voting form or by calling the telephone number referenced on your voting form. Votes submitted through the Internet or by telephone through the ADP program must be received by 11:59 p.m. (Eastern time) on May 9, 2000. Voting through the Internet or by telephone through the ADP program will not affect your right to vote in person if you decide to attend the Annual Meeting.

  Proxies given pursuant to Internet and telephone voting are permitted under applicable law. The Internet and telephone voting procedures are designed to authenticate a stockholder's identity, to allow a stockholder to give his or her voting instructions and to confirm that a stockholder's instructions have been recorded properly. Stockholders voting through the Internet through either First Chicago or ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies. These costs are the responsibility of the stockholder.

                       ATTENDANCE AT THE ANNUAL MEETING

  Seating at the Annual Meeting is limited. Therefore, admission is by ticket only. If you would like to attend the Annual Meeting, please call the Company at (800) 285-0708 to request an admission ticket. Your admission ticket will be held for you at the Registration Desk on the day of the Annual Meeting. To claim your admission ticket, you should bring with you proof of identification. In addition, if you hold your shares through a broker, bank or other nominee, you will need to provide proof of ownership by bringing a copy of the voting instruction card provided by your broker or a brokerage account statement showing your share ownership on March 13, 2000, the Record Date.

                     [LOGO OF RECYCLED PAPER APPEARS HERE]

                           Printed on Recycled Paper

                           Appendix A to Schedule 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                    filed by
                        Providian Financial Corporation


The following "2000 Stock Incentive Plan" is being filed with the Securities and Exchange Commission pursuant to Instruction 3 of Item 10 of Schedule 14A. It is not to be deemed to be "soliciting material" or "filed" with the Commission.

                        PROVIDIAN FINANCIAL CORPORATION


                           2000 STOCK INCENTIVE PLAN


                       EFFECTIVE AS OF FEBRUARY 16, 2000

SECTION 1.          INTRODUCTION......................................................................................   1

SECTION 2.          DEFINITIONS.......................................................................................   1

           (a)      "Affiliate".......................................................................................   1

           (b)      "Award"...........................................................................................   1

           (c)      "Board"...........................................................................................   1

           (d)      "Cause"...........................................................................................   1

           (e)      "Change In Control"...............................................................................   2

           (f)      "Code"............................................................................................   2

           (g)      "Committee".......................................................................................   3

           (h)      "Common Stock"....................................................................................   3

           (i)      "Company".........................................................................................   3

           (j)      "Consultant"......................................................................................   3

           (k)      "Director"........................................................................................   3

           (l)      "Disability"......................................................................................   3

           (m)      "Employee"........................................................................................   3

           (n)      "Exchange Act"....................................................................................   3

           (o)      "Exercise Price"..................................................................................   3

           (p)      "Fair Market Value"...............................................................................   3

           (q)      "Grant"...........................................................................................   4

           (r)      "Incentive Stock Option" or "ISO".................................................................   4

           (s)      "Key Employee"....................................................................................   4

           (t)      "Non-Employee Director"...........................................................................   4

           (u)      "Nonstatutory Stock Option" or "NSO"..............................................................   4

           (v)      "Option"..........................................................................................   4

           (w)      "Optionee"........................................................................................   4

           (x)      "Parent"..........................................................................................   4

           (y)      "Participant".....................................................................................   4

           (z)      "Plan"............................................................................................   4

           (aa)     "Retirement"......................................................................................   4

           (bb)     "SAR Agreement"...................................................................................   4

           (cc)     "Securities Act"..................................................................................   4

           (dd)     "Service".........................................................................................   5

           (ee)     "Share"...........................................................................................   5

           (ff)     "Stock Appreciation Right" or "SAR"...............................................................   5

           (gg)     "Stock Grant".....................................................................................   5

           (hh)     "Stock Grant Agreement"...........................................................................   5

           (ii)     "Stock Option Agreement"..........................................................................   5

           (jj)     "Subsidiary"......................................................................................   5

           (kk)     "10-Percent Shareholder"..........................................................................   5

SECTION 3.          ADMINISTRATION....................................................................................   5

           (a)      Committee Composition.............................................................................   5

           (b)      Authority of the Committee........................................................................   6

           (c)      Indemnification...................................................................................   6

SECTION 4.          ELIGIBILITY.......................................................................................   6

           (a)      General Rules.....................................................................................   6

           (b)      Incentive Stock Options...........................................................................   7

           (c)      Non-Employee Director Stock.......................................................................   7

SECTION 5.          SHARES SUBJECT TO PLAN............................................................................   8

           (a)      Basic Limitation..................................................................................   8

           (b)      Additional Shares.................................................................................   8

           (c)      Dividend Equivalents..............................................................................   8

           (d)      Limits on Options.................................................................................   8

           (e)      Limits on Stock Grants............................................................................   8

           (f)      Limits on SARs....................................................................................   8

SECTION 6.          TERMS AND CONDITIONS OF OPTIONS...................................................................   8

           (a)      Stock Option Agreement............................................................................   8

           (b)      Number of Shares..................................................................................   8

           (c)      Exercise Price....................................................................................   9

           (d)      Exercisability and Term...........................................................................   9

           (e)      Modifications or Assumption of Options............................................................   9

           (f)      Transferability of Options........................................................................   9

           (g)      No Rights as Stockholder..........................................................................   9

           (h)      Restrictions on Transfer..........................................................................  10

SECTION 7.          PAYMENT FOR OPTION SHARES.........................................................................  10

           (a)      General Rule......................................................................................  10

           (b)      Surrender of Stock................................................................................  10

            (c)    Cashless Exercise.................................................................................   10

            (d)    Promissory Note...................................................................................   10

            (e)    Other Forms of Payment............................................................................   10

SECTION 8.         TERMS AND CONDITIONS FOR STOCK GRANTS.............................................................   10

            (a)    Time, Amount and Form of Awards...................................................................   10

            (b)    Agreements........................................................................................   11

            (c)    Payment for Stock Grants..........................................................................   11

            (d)    Vesting Conditions................................................................................   11

            (e)    Assignment or Transfer of Stock Grants............................................................   11

            (f)    Trusts............................................................................................   11

            (g)    Voting and Dividend Rights........................................................................   11

            (h)    Performance Based Stock Grants....................................................................   12

SECTION 9.         TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.................................................   12

            (a)    SAR Agreement.....................................................................................   12

            (b)    Number of Shares..................................................................................   12

            (c)    Exercise Price....................................................................................   12

            (d)    Exercisability and Term...........................................................................   12

            (e)    Exercise of SARs..................................................................................   13

            (f)    Modification or Assumption of SARs................................................................   13

SECTION 10.        PROTECTION AGAINST DILUTION.......................................................................   13

            (a)    Adjustments.......................................................................................   13

            (b)    Participant Rights................................................................................   13

SECTION 11.        EFFECT OF A CHANGE IN CONTROL.....................................................................   14

            (a)    Merger or Reorganization..........................................................................   14

            (b)    Acceleration......................................................................................   14

SECTION 12.        LIMITATIONS ON RIGHTS.............................................................................   14

            (a)    Retention Rights..................................................................................   14

            (b)    Stockholders' Rights..............................................................................   14

            (c)    Regulatory Requirements...........................................................................   14

SECTION 13.        WITHHOLDING TAXES.................................................................................   14

            (a)    General...........................................................................................   14

            (b)    Share Withholding.................................................................................   15

SECTION 14.        DURATION AND AMENDMENTS...........................................................................   15

            (a)    Term of the Plan..................................................................................   15

            (b)    Right to Amend or Terminate the Plan..............................................................   15

SECTION 15.        EXECUTION.........................................................................................   15

APPENDIX A         PROVIDIAN FINANCIAL CORPORATION UK SUB-PLAN.......................................................  A-1

                        PROVIDIAN FINANCIAL CORPORATION

                           2000 STOCK INCENTIVE PLAN

                       EFFECTIVE AS OF FEBRUARY 16, 2000

SECTION 1.  INTRODUCTION.

     The Company's Board of Directors adopted the Providian Financial Corporation 2000 Stock Incentive Plan on February 16, 2000 (the "Adoption Date"). The Plan is an amendment and restatement of the 1997 Stock Option Plan and the Stock Ownership Plan into this single document. The Plan is effective on the Adoption Date; provided, however, that certain provisions will be effective upon stockholder approval.

     The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such Key Employees to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

     The Plan seeks to achieve this purpose by providing for Awards in the form of Stock Grants, Stock Appreciation Rights and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options).

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any related Stock Option Agreement, SAR Agreement or Stock Grant Agreement.

SECTION 2.  DEFINITIONS.

     (a) "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual's "Service," this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

     (b) "Award" means any award of an Option, SAR or Stock Grant under the Plan.

     (c) "Board" means the Board of Directors of the Company, as constituted from time to time.

     (d) "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty (as such terms are defined by the Committee in its sole discretion), any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries or Affiliates.

     (e) "Change In Control" except as may otherwise be provided in a Stock Option Agreement, SAR Agreement or Stock Grant Agreement, means the occurrence of any of the following:

               (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 60% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

               (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets;

               (iii) A change in the composition of the Board, as a result of which fewer that one-half of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved;

               (iv) Any transaction as a result of which any person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 20% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (iv), the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude:

                    (A) A trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary of the Company;

                    (B) A corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company; and

                    (C)  The Company; or

               (v)  A complete liquidation or dissolution of the Company.

     (f) "Code" means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

     (g) "Committee" means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.

     (h) "Common Stock" means the Company's common stock, $0.01 par value per Share, and such other class(es) of the Company's common stock as may be authorized by the Board.

     (i) "Company" means Providian Financial Corporation, a Delaware corporation.

     (j) "Consultant" means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee or Director or Non-Employee Director.

     (k) "Director" means a member of the Board who is also an Employee.

     (l) "Disability" means that the Key Employee is classified as disabled under a long-term disability policy of the Company or, if no such policy applies, the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     (m) "Employee" means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR.

     (p) "Fair Market Value" means the market price of Shares, determined by the Committee as follows:

          (i) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the average of the high and low trading price reported by the applicable composite transactions report for such date;

          (ii) If the Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the average of the high and low trading price quoted by the NASDAQ system for such date;

          (iii) If the Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall
                                                                     --------
     Street Journal.  Such determination shall be conclusive and binding on all
     --------------
     persons.

     (q)  "Grant" means any grant of an Award under the Plan.

     (r) "Incentive Stock Option" or "ISO" means an incentive stock option described in Code Section 422(b).

     (s) "Key Employee" means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

     (t) "Non-Employee Director" means a member of the Board who is not an Employee.

     (u) "Nonstatutory Stock Option" or "NSO" means a stock option that is not an ISO.

     (v) "Option" means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

     (w) "Optionee" means an individual, estate or other entity that holds an Option.

     (x) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     (y) "Participant" means an individual or estate or other entity that holds an Award.

     (z) "Plan" means this Providian Financial Corporation 2000 Stock Incentive Plan as it may be amended from time to time.

     (aa) "Retirement" means retirement by a Participant in accordance with the terms of the Company's retirement or pension plans or pursuant to a written agreement.

     (bb) "SAR Agreement" means the agreement described in Section 9 evidencing each Award of a Stock Appreciation Right.

     (cc) "Securities Act" means the Securities Act of 1933, as amended.

     (dd) "Service" means service as an Employee, Director, Non-Employee Director, Outside Director or Consultant.

     (ee) "Share" means one share of Common Stock.

     (ff) "Stock Appreciation Right" or "SAR" means a stock appreciation right awarded under the Plan.

     (gg) "Stock Grant" means Shares awarded under the Plan.

     (hh) "Stock Grant Agreement" means the agreement described in Section 8 evidencing each Award of a Stock Grant.

     (ii) "Stock Option Agreement" means the agreement described in Section 6 evidencing each Award of an Option.

     (jj) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (kk) "10-Percent Shareholder" means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 3.  ADMINISTRATION.

     (a) Committee Composition. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. Unless the Board provides otherwise, the Human Resources Committee shall be the Committee. If no Committee has been approved, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

     With respect to officers or directors subject to Section 16 of the Exchange Act, the Committee shall consist of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Awards granted to persons who are officers or directors of the Company under Section 16 of the Exchange Act.

     The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule

     16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

     Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to all Awards granted to Non-Employee Directors.

     (b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

          (i) selecting Key Employees who are to receive Awards under the Plan;
          (ii) determining the type, number, vesting requirements and other features and conditions of such Awards;
          (iii) interpreting the Plan;
          (iv) making all other decisions relating to the operation of the Plan; and
          (v) adopting such plans or subplans as may be deemed necessary or appropriate to provide for the participation by non-U.S. employees of the Company and its Subsidiaries and Affiliates, which plans and/or subplans shall be attached hereto as Appendices.

     The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Indemnification. Each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, SAR Agreement or Stock Grant Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4.  ELIGIBILITY.

     (a) General Rules. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

     (b) Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

     (c) Non-Employee Director Stock. Each Non-Employee Director and each non-employee director of Providian National Bank, Providian Bank and any other Subsidiary of the Company (each an "Outside Director"), may be awarded a Stock Grant in accordance with the terms and conditions contained in this
     Section 4(c).

          (i) Participation Elections. Each Outside Director may elect to receive a fully vested Stock Grant under the Plan in lieu of payment of a portion of his or her annual retainer. Such an election may be for any dollar or percentage amount equal to at least 25% of the Outside Director's annual retainer (up to a limit of 50% of the annual retainer of Outside Directors who are non-employee directors of affiliates). The election must be made prior to the beginning of the annual board cycle (the "Board Cycle"), which is currently June 1 to May 31 for the Company and the calendar year for Providian National Bank and Providian Bank. Any amount of the annual retainer not elected to be received as a Stock Grant shall be payable in cash.

          (ii) Grants of Stock. On a quarterly basis during a Board Cycle, each Outside Director who has made the election described in Section 4(c)(i) with respect to that Board Cycle shall be granted a number of fully vested Shares pursuant to a Stock Grant having a Fair Market Value on the date of grant equal to 25% of the amount of the annual retainer elected to be received as a Stock Grant under Section 4(c)(i) for such Board Cycle, rounded down to the nearest full Share. The date of grant shall be the first day of each quarter of the Board Cycle on which the Common Stock is traded on the New York Stock Exchange.

          (iii) Matching Stock Grants. Each Outside Director receiving a Stock Grant under Section 4(c)(ii) shall also receive, on the date of each such quarterly Stock Grant, a number of unvested Shares pursuant to a Stock Grant having a Fair Market Value on the date of grant equal to one-sixteenth (1/16) of the Outside Director's annual retainer for the full Board Cycle with respect to which the Stock Grant is granted under Section 4(c)(ii), rounded down to the nearest full Share.

          (iv) Vesting. Shares pursuant to a Stock Grant awarded under Section 4(c)(iii) shall vest with respect to 50% of the Shares under each Stock Grant three years from the first day of the Board Cycle to which the election to receive a Stock Grant under Section 4(c)(i) corresponds (the "Vesting Commencement Date"). The remaining 50% of the Shares under each Stock Grant awarded under Section 4(c)(iii) shall vest six years from the Vesting Commencement Date.

          (v) Escrow. Shares granted under this Section 4(c) may be held in escrow and shall be subject to such forfeiture restrictions as the Board determines in a uniform and nondiscriminatory manner.

          (vi) Other Terms. Shares granted under this Section 4(c) shall otherwise be subject to the terms of the Plan applicable to Non-Employee Directors or to Participants generally (other than provisions specifically applying only to Employees).

SECTION 5. SHARES SUBJECT TO PLAN.

     (a) Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Awards under the Plan shall not exceed 23,906,286; provided, that only 6,000,000 Shares may be used for Stock Grants and, pending stockholder approval of the combined Share pool, only 17,906,986 Shares may be used for Options.

     (b) Additional Shares. If Awards are forfeited or terminate for any other reason before being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan.

     (c) Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Awards.

     (d) Limits on Options. No Key Employee shall receive Options to purchase Shares during any fiscal year covering in excess of 1,384,800 Shares.

     (e) Limits on Stock Grants. No Key Employee shall receive Stock Grants during any fiscal year covering in excess of 225,000 Shares (in addition to Stock Grants awarded under Section 8(h)).

     (f) Limits on SARs. No Key Employee shall receive Awards of SARs for more than 50% of the Shares subject to the corresponding Option.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each Grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall be subject to adjustment of such number in accordance with Section 10.

     (c) Exercise Price. An Option's Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. To the extent required by applicable law, the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant.

     (d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed 10 years from the date of Grant. Notwithstanding the previous sentence, an ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five years. Unless the applicable Stock Option Agreement provides otherwise, the following rules shall govern the exercisability and term of Options: if the Service of an Optionee is terminated for Cause, then the Option shall terminate immediately. If the Service of an Optionee is terminated for any reason other than for Cause, death, Disability or Retirement, then the Option may be exercised by such Optionee or his or her personal representative within 90 days after the date of such termination. In the event of the Retirement of an Optionee, the Option may be exercised within five years after the date of Retirement. In the event of the death or Disability of an Optionee while providing Service, the Option shall become fully vested and immediately exercisable, and may be exercised within five years after the date of death or determination of Disability. In the event of a termination due to Disability, an ISO will be treated as an NSO one year and one day after such termination. In the event of a termination due to Retirement, an ISO will be treated as an NSO 91 days after such termination. In the event of a Change in Control, all Options shall vest and become immediately exercisable. Notwithstanding any other provision of the Plan, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

     (e) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

     (f) Transferability of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (g) No Rights as Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

     (h) Restrictions on Transfer. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.

SECTION 7. PAYMENT FOR OPTION SHARES.

     (a) General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

          (i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

          (ii) In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 7.

     (b) Surrender of Stock. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as is necessary to avoid a charge to the Company's earnings. Such Shares shall be valued at their Fair Market Value on the date prior to the date of exercise (or as of such other date as the Committee in a uniform and nondiscriminatory manner shall determine).

     (c) Cashless Exercise. To the extent that this Section 7(c) is applicable, payment for all or a part of the Exercise Price may be made through a "cashless exercise" program established by the Company.

     (d) Promissory Note. To the extent that this Section 7(d) is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note.

     (e) Other Forms of Payment. To the extent that this Section 7(e) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 8. TERMS AND CONDITIONS FOR STOCK GRANTS.

     (a) Time, Amount and Form of Awards. Awards under this Section 8 may be granted in the form of a Stock Grant. A Stock Grant may also be awarded in combination with NSOs, and such an Award may provide that the Stock Grant will be forfeited in the event that the related NSOs are exercised.

     (b) Agreements. Each Stock Grant awarded under the Plan shall be evidenced by a Stock Grant Agreement between the Participant and the Company. Such Awards shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan that the Committee deems appropriate for inclusion in the applicable Stock Grant Agreement. The provisions of the Stock Grant Agreements entered into under the Plan need not be identical.

     (c) Payment for Stock Grants. Stock Grants may be issued with or without cash consideration under the Plan.

     (d) Vesting Conditions. Each Stock Grant shall become vested, in full or in installments, upon satisfaction of the conditions specified in the applicable Stock Grant Agreement. Unless the Stock Grant Agreement provides otherwise, in the event of a Change in Control, all Stock Grants shall fully vest. If a Participant who is not an Outside Director ceases to provide Service by reason of death, Disability or Retirement, or an Outside Director ceases to be a director for any reason other than for cause (as determined by the disinterested members of the Board or the applicable Subsidiary's board of directors), then the Stock Grant(s) held by the Participant shall fully vest.

     (e) Assignment or Transfer of Stock Grants. Except as provided in Section 13, or in a Stock Grant Agreement, or as required by applicable law, a Stock Grant awarded under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 8(e) shall be void. However, this
     Section 8(e) shall not preclude a Participant from designating a beneficiary who will receive any outstanding Stock Grant Awards in the event of the Participant's death, nor shall it preclude a transfer of Stock Grant Awards by will or by the laws of descent and distribution.

     (f) Trusts. Notwithstanding this Section 8 or any other provisions of the Plan, but subject to advance written approval by the Committee, in its sole discretion (and such conditions as the Committee may specify), a Participant may transfer or assign a Stock Grant to the trustee of a trust that is revocable by such Participant alone. Stock Grants held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Stock Grant Agreement, as if such trustee were a party to such Stock Grant Agreement.

     (g) Voting and Dividend Rights. The holder of a Stock Grant awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Grant Agreement, however, may require that the holder of such Stock Grant invest any cash dividends received in additional Shares subject to the Stock Grant. Such additional Shares subject to the Stock Grant shall be subject to the same conditions and restrictions as the Stock Grant with respect to which the dividends were paid. Such additional Shares subject to the Stock Grant shall not reduce the number of Shares available under Section 5.

     (h) Performance Based Stock Grants. Subject to stockholder approval of this Section 8(h), the Committee, in its discretion, also may make discretionary Stock Grants to Employees. Such discretionary Stock Grants may be made only (i) as a hiring bonus, (ii) as a reward for extraordinary performance, or (iii) to provide additional incentives for future performance. Any Stock Grant made pursuant to this Section 8(h) will be subject to the achievement of performance objectives established by the Committee. Such performance objectives shall be established pursuant to the requirements of Code Section 162(m). The performance objectives with respect to any performance periods (which may be up to 36 months in duration) shall be based upon the Company's (and/or a business unit's) earnings, earnings per share, revenue, expenses, net interest margin or return on equity, as well as any individual performance objectives which the Committee may establish, and shall be calculated in accordance with the formula established for such performance period. An Employee shall only be entitled to receive a Stock Grant pursuant to this Section 8(h) upon attainment of the pre-established performance objectives. Before any Shares of a Stock Grant are issued with respect to a performance period, the Committee shall certify in writing that the performance objectives for such period have been satisfied. In no event shall the Committee award to any Employee Stock Grants for more than 276,961 Shares in any performance period under this Section 8(h).

SECTION 9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

     (a) SAR Agreement. Each Award of an SAR under the Plan shall be evidenced by an SAR Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant's other compensation.

     (b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and is subject to adjustment of such number in accordance with Section 10.

     (c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     (d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Participant's death, Disability or Retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant's Service. SARs shall be awarded in combination with Options or Stock Grants, and such an Award shall provide that the SARs will not be exercisable unless the related Options or Stock Grants are forfeited. An SAR may be included in an ISO only at the time of Grant but may be included in an NSO at the time of Grant or at any subsequent time, but not later than six months before the expiration of such NSO. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     (e) Exercise of SARs. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of an SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

     (f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Participant, alter or impair his or her rights or obligations under such SAR.

SECTION 10. PROTECTION AGAINST DILUTION.

     (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          (i)   the number of Shares available for future Awards under Section
                5;

          (ii)  the per person limits on Awards in Section 5 and Section 8(h);

          (iii) the number of Shares covered by each outstanding Award; or

          (iv)  the Exercise Price under each outstanding SAR or Option.

     (b) Participant Rights. Except as provided in this Section 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

SECTION 11. EFFECT OF A CHANGE IN CONTROL.

     (a) Merger or Reorganization. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the Participant.

     (b) Acceleration. The Committee may determine, at the time of granting an Award or thereafter, that such Award shall become fully vested as to all Shares subject to such Award in the event that a Change in Control occurs with respect to the Company.

SECTION 12. LIMITATIONS ON RIGHTS.

     (a) Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company's Certificate of Incorporation and Bylaws and a written employment agreement (if any).

     (b) Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such Shares are issued, except as expressly provided in Section 10.

     (c) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 13. WITHHOLDING TAXES.

     (a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b) Share Withholding. If a public market for the Company's Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value as of the previous day. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

SECTION 14. DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board; provided, however, that, as provided in Sections 5(a) and 8(h), certain provisions are subject to the approval of the Company's stockholders. To the extent required by applicable law, the Plan shall terminate on the date that is 10 years after its original adoption by the Board and may be terminated on any earlier date pursuant to Section 14(b).

     (b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan's termination. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

SECTION 15. EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

                                 PROVIDIAN FINANCIAL CORPORATION



                                 By______________________________

                                 Title___________________________

                                   APPENDIX A
                        PROVIDIAN FINANCIAL CORPORATION
                                  UK SUB-PLAN


SECTION 1. BACKGROUND AND PURPOSE.

     (a) The Company's Board of Directors adopted the Providian Financial Corporation 2000 Stock Incentive Plan (the "Plan") on February 16, 2000. The Plan is an amendment and restatement of the 1997 Stock Option Plan and the Stock Ownership Plan into a single document.

     (b) On May 11, 1999 the Company's Board of Directors adopted a UK sub-plan both in respect of the 1997 Stock Option Plan and the Stock Ownership Plan, as an amendment and restatement of the two aforementioned plans. This document constitutes the additional provisions (the "UK Sub-Plan") that are to be read in conjunction with the Plan and are applicable to those Participants under the Plan who are liable to income tax in the United Kingdom. This UK Sub-Plan was adopted by the Company on March 24, 2000, as an amendment and restatement of the Plan.

     (c) The purpose of this UK Sub-Plan is to advance the interest of the Company by enabling it and its operating companies to attract and retain the best available personnel for positions of substantial responsibility in the United Kingdom and to provide key directors and employees of the Company and its operating companies, in the United Kingdom, with an opportunity for investment in the Company; thereby giving them an additional incentive to increase their efforts on behalf of the long term success of the Company and its operating companies.

SECTION 2. DEFINITION AND CONSTRUCTION.

     (a) All terms used in this UK Sub-Plan shall have the meaning ascribed to them in the Plan, and if not defined in the Plan, shall be given their normal and ordinary meaning except that:

          (i) "Cause" means a conviction of a Participant of an offence triable on indictment or triable either way under the laws of the United Kingdom or any other comparable offence under the laws of any other country or a Participant's wilful misconduct or dishonesty (as such terms are defined by the Committee in its sole discretion), any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries or its Affiliates;

          (ii) "Consultant" means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee or Director or Non-Employee Director, who in any such case is liable to income tax in the United Kingdom in respect of an Award;

          (iii) "Director" means a member of the Board who is also an Employee and who is liable to income tax in the United Kingdom in respect of an Award;

          (iv) "Employee" means an individual who is a full-time or part-time employee of the Company or a subsidiary, who in any case is liable to income tax in the United Kingdom in respect of an Award;

          (v) "Non-Employee Director" means a member of the Board who is not an Employee but who is liable to income tax in the United Kingdom in respect of an Award;

          (vi) "Non-statutory Stock Option" or "NSO" means a United Kingdom share option which has not received the approval of the Inland Revenue for the purposes of Section 185 Income and Corporation Taxes Act 1988.

          (vii) "UK Sub-Plan" means the provisions contained herein to be known as the Providian Financial Corporation 2000 Stock Incentive Plan UK Sub-Plan, as the same may be amended from time to time;

     (b) Any references to Incentive Stock Options or ISOs in the Plan shall be ignored for the purposes of this UK Sub-Plan.

     (c) Any reference to a liability to income tax in the United Kingdom in respect of an Award shall be deemed to include any such liability arising in respect of Grant, vesting, exercise or any other event.

SECTION 3. INCORPORATION OF PLAN.

This UK Sub-Plan shall be ancillary and secondary to the Plan, and the provisions of this UK Sub-Plan shall be applicable to any Key Employee, Optionee or Participant who has or shall have a liability to United Kingdom income tax in respect of his or her Award, in which case the provisions of this UK Sub-Plan shall equally apply as well as the provisions of the Plan under which the Award was granted. For the avoidance of doubt, this UK Sub-Plan does not apply to any Key Employees, Optionees or Participants who do not have a United Kingdom income tax liability in respect of their Award.

SECTION 4. VESTING PERIOD.

Any vesting period, when defined by the passage of time, pursuant to Section 8 of the Plan, in respect of a Stock Grant, shall not exceed a period of five years from the date the Stock Grant is awarded, unless the Committee expressly determines otherwise.

SECTION 5.  WITHHOLDING.

     (a) A Participant shall indemnify and keep indemnified, the Company, the Parent, the Subsidiaries and the Affiliates (collectively the "Group"), on demand in respect of any income tax or primary Class I National Insurance contribution for which any such company is liable to account to the Inland Revenue under the Pay-As-You-Earn ("PAYE") system and for which it would not have been liable to account but for the Participant's participation in the Plan (save to the extent that any such company has already recovered any such income tax or National Insurance contribution by deduction under the PAYE system).

     (b) Any company in the Group shall be entitled, if it wishes, to deduct and retain any amount to which it is entitled under this Section 5 from any payment which is due from it to the Participant.

     (c) The Company (in its own right and as trustee for any other company in the Group) shall have a lien over any Shares, whether fully or partly paid, which have been issued, or are to be issued, to a Participant as security for an amount to which any company in the Group is entitled under this
     Section 5 from the Participant. The Company shall be entitled to register in the names of such nominee for the Participant as the Company shall direct such number of shares to be issued upon exercise of the Option as the Company determines will have sufficient value, after taking into account any expenses of sale, to cover any amount under this Section 5, such shares (the "Indemnity Shares") to be held by the nominee on the following basis:


          (i)   if the Participant makes full payment of any sum due under this
                Section 5 within 30 days of written demand therefor being made by the Company, the Indemnity Shares shall be re-registered in the Participant's name; and


          (ii) if the Participant does not make payment as specified above, then the nominee shall be authorised and instructed to sell such number of the Indemnity Shares as the Company may direct be sold and shall account to (a) the relevant company for the proceeds of sale up to the amount required to satisfy the Participant's liability under this Section 5 and (b) the Participant for any balance of any said proceeds after deducting any expenses of sale.

     (d) For the avoidance of doubt, this Section 5 shall apply in addition to the provisions of Section 3(c) of the Plan.

                           Appendix B to Schedule 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                    filed by
                        Providian Financial Corporation


The following "2000 Management Incentive Plan" is being filed with the Securities and Exchange Commission pursuant to Instruction 3 of Item 10 of
Schedule 14A. It is not to be deemed to be "soliciting material" or "filed" with the Commission.

                        PROVIDIAN FINANCIAL CORPORATION

                         2000 MANAGEMENT INCENTIVE PLAN

                    (AMENDED AND RESTATED FEBRUARY 16, 2000)

1.   PURPOSE

The purpose of this amended and restated Plan is to motivate and reward eligible employees for good performance by making a portion of their cash compensation dependent on the achievement of certain Performance Goals related to the performance of Providian Financial Corporation (the "Company") and its operating units. This Plan is designed to ensure that the incentives paid hereunder to executive officers of the Company are deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder (the "Code"). Accordingly, the adoption of this Plan as to "covered employees" under Code Section 162(m) is subject to the approval of the Company's stockholders pursuant to Code Section 162(m).

2.   PARTICIPANTS

The participants in this Plan shall be key employees of the Company, as determined by the Committee.

3.   THE COMMITTEE

The Committee shall consist of at least two outside directors of the Company that satisfy the requirements of Code Section 162(m). The Committee shall have the sole discretion and authority to administer and interpret this Plan in accordance with Code Section 162(m). Unless the Board provides otherwise, the Human Resources Committee of the Company's Board of Directors shall be the Committee.

4.   AMOUNT OF BONUS

A participant's bonus payment, if any, is based on (i) an individual target set by the Committee in writing with respect to the Performance Period and (ii) the Performance Goal or Goals for the Performance Period (increased or decreased, in each case in accordance with factors adopted by the Committee with respect to the Performance Period that relate to unusual items). However, no bonus in excess of 200% of the annualized highest rate of base salary paid to any executive of the Company with respect to 1999 as reported in the Company's proxy statement for the 2000 Annual Meeting will be paid to any participant with respect to a Performance Period. The Committee may also reduce an individual's maximum bonus calculated under the preceding formula in its sole discretion. This Plan's "Performance Goals" may include one or more of the following: (i) earnings; (ii) earnings per share; (iii) revenue; (iv) expenses; (v) net interest margin; and (vi) return on equity, each with respect to the Company and/or any operating unit(s) of the Company, as determined by the Committee in its sole discretion. A "Performance Period" shall be, with respect to a participant, any period not exceeding 36 months, as determined by the Committee in its sole discretion. Bonuses to be paid to participants who are not subject to the limitations of Code Section 162(m) may take into account other factors. The Committee, in its sole discretion, may permit a participant to defer receipt of cash that would otherwise be delivered to the participant under this Plan. Any such deferral elections shall be subject to such rules and procedures as determined by the Committee in its sole discretion. The selection and adjustment of applicable Performance Goals, and the establishment of targets, shall occur in compliance with the rules of Code Section 162(m).

5.   PAYMENT OF BONUS

Subject to the Committee's discretion, the payment of a bonus generally requires that the participant be on the Company's payroll as of the date the bonus is to be paid. The Committee may make exceptions to this requirement in the case of retirement, death or disability or under other circumstances, as determined by the Committee in its sole discretion. Bonus payments may be made (i) in cash,
(ii) in shares of Company stock granted under the Company's 2000 Stock Incentive Plan, as replaced, modified, amended or supplemented from time to time (the "2000 Stock Plan") or under the Company's 1999 Non-Officer Equity Incentive Plan, as replaced, modified, amended or supplemented from time to time (the "1999 Non-Officer Plan"), and/or (iii) in options to purchase Company stock granted under the Company's 2000 Stock Plan or the 1999 Non-Officer Plan, as determined by the Committee in its sole discretion. The number of shares granted shall be determined by dividing the cash amount forgone by the fair market value (as defined under the 2000 Stock Plan or the 1999 Non-Officer Plan) of a share on the date in question. Options granted pursuant to this Section 5 shall have a fair value equal to the amount of cash forgone, which fair value shall be based on the Black-Scholes or other objective method determined by the Committee, in its sole discretion. No bonus shall be paid unless and until the Committee certifies in writing the extent to which the Performance Goal(s) applicable to a participant have been achieved or exceeded. The Committee may establish different Performance Periods for different participants, and the Committee may establish concurrent or overlapping Performance Periods.

6.   AMENDMENT AND TERMINATION

The Board of Directors reserves the right to amend or terminate this Plan at any time with respect to future services of participants. Plan amendments will require stockholder approval only to the extent required by applicable law.

7.   LEGAL CONSTRUCTION

Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included. The granting of awards under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. This Plan and all awards shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of this Plan.

                                   P R O X Y

                        PROVIDIAN FINANCIAL CORPORATION
                               201 MISSION STREET
                        SAN FRANCISCO, CALIFORNIA 94105

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints David J. Petrini, Ellen Richey and Seth Barad, and each of them, proxies with power of substitution to vote all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Providian Financial Corporation (the "Company") to be held at 10:30 a.m., Pacific time, on Wednesday, May 10, 2000 and any adjournments or postponements thereof, on the matters set forth below and any other business that may properly come before the meeting.

1.  Election of three directors.  Nominees for directors are Shailesh J. Mehta,
    F. Warren McFarlan and Larry D. Thompson.

2. Approval of the combination of the Company's 1997 Stock Option Plan and Stock Ownership Plan as the Amended and Restated 2000 Stock Incentive Plan.

3. Approval of the material terms of the Amended and Restated 2000 Management Incentive Plan.

4. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors.

SEE REVERSE SIDE

Please mark your votes as in this example. [X]

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

-------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.
-------------------------------------------------------------------------------
1.  Election of Directors:

        FOR [ ]    WITHHELD [ ]

        For all, except:

        ---------------------------------------
2. Approval of the combination of the Company's 1997 Stock Option Plan and Stock Ownership Plan as the Amended and Restated 2000 Stock Incentive Plan.

        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

3. Approval of the material terms of the Amended and Restated 2000 Management Incentive Plan.

        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

4.  Ratification of Appointment of Independent Auditors

        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


_______________________                                 ___________________
SIGNATURE(S)                                            DATE


PLEASE DETACH HERE. COMPLETE, SIGN AND RETURN CARD.


YOUR VOTE IS IMPORTANT. Providian Financial Corporation encourages you to take advantage of new and convenient ways by which you can vote your shares. You may vote your shares electronically through the Internet or by telephone. This eliminates the need to return the proxy card.

To vote your shares electronically, you must use the control number printed in the box above and have your social security number and the proxy card available. The sequence of numbers appearing in the box above, just below the perforation, is your personal code to access the system.

        . To vote over the Internet, access the web site http://www.eproxyvote.com/pvn 24 hours a day, 7 days a week.

        . To vote over the telephone, call toll-free, (877) 779-8683 24 hours a day, 7 days a week from the U.S. and Canada.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, do not mail back your proxy card.

                             Thank you for voting.